THE CRYPTO COMPANY

FINANCIAL STATEMENTS

From March 9, 2017 (Date of Inception) through June 7, 2017

THE CRYPTO COMPANY

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders

The Crypto Company

We have audited the accompanying balance sheet of The Crypto Company (the "Company") as of June 7, 2017, and the related statements of operations, changes in stockholders’ equity, and cash flows for the period from March 9, 2017 ("Inception") through June 7, 2017. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of The Crypto Company as of June 7, 2017, and the results of its operations and its cash flows for the period from Inception through June 7, 2017 in conformity with accounting principles generally accepted in the United States of America.

Irvine, California

August 25, 2017

1

The Crypto Company

Balance Sheet

June 7, 2017

ASSETS
CURRENT ASSETS
Cash and cash equivalents	$1,663,415
Investment in cryptocurrency, at fair value (cost $182,640)	544,374
Advance receivable	7,500
Prepaid expenses	470,049
2,685,338

EQUIPMENT, net	12,056

OTHER ASSETS	107,000

TOTAL ASSETS	$2,804,394

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
Accounts payable	$144,575
Accrued expense	79,314
Income tax payable	800
TOTAL CURRENT LIABILITIES	224,689

COMMITMENTS

STOCKHOLDERS' EQUITY
Common stock, no par value; 1,000,000 shares authorized, 727,867 shares issued and outstanding	3,345,886
Accumulated deficit	(766,181)

TOTAL STOCKHOLDERS’ EQUITY	2,579,705

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$2,804,394

The accompanying notes are an integral part of these financial statements.

2

The Crypto Company

Statement of Operations

From March 9, 2017 (Date of Inception) through June 7, 2017

NET REALIZED GAIN ON INVESTMENT IN CRYPTOCURRENCY
Net realized gain from investment in cryptocurrency	$82,640

SELLING, GENERAL, AND ADMINISTRATIVE EXPENSES
Stock based compensation	580,000
Professional services	548,551
General and administrative expenses	60,804
Wages and taxes	20,147
Depreciation	253

1,209,755

OPERATING LOSS	(1,127,115)

NET CHANGE IN UNREALIZED APPRECIATION ON INVESTMENT IN CRYPTOCURRENCY
Net change in unrealized appreciation on investment in cryptocurrency	361,734

LOSS BEFORE PROVISION FOR INCOME TAXES	(765,381)

PROVISION FOR INCOME TAXES	800

NET LOSS	$(766,181)

Net loss per common share - basic and diluted	$(1.80)

Weighted average common shares outstanding - basic and diluted	425,292

The accompanying notes are an integral part of these financial statements.

3

THE CRYPTO COMPANY

STATEMENT OF CHANGES IN STOCKHOLDERS’ EQUITY

FROM MARCH 9, 2017 (DATE OF INCEPTION) THROUGH JUNE 7, 2017

	Common Stock
	Number of		Accumulated
	Shares	Amount	Deficit	Total

BALANCE, March 9, 2017	-	$-	$-	$-

Common stock issued for cash at prices ranging from $0.67 to $42.86 per share	477,867	2,665,886	-	2,665,886

Common stock issued, in exchange for services rendered at $1.60 per share	125,000	200,000	-	200,000

Common stock issued, in exchange for investment in the cryptocurrency by an employee at $0.80 per share	125,000	100,000	-	100,000

Stock based compensation from beneficial
prices for stock issued at or near inception to founders and employees	-	380,000	-	380,000

Net loss	-	-	(766,181)	(766,181)

BALANCE, June 7, 2017	727,867	$3,345,886	$(766,181)	$2,579,705

The accompanying notes are an integral part of these financial statements.

4

THE CRYPTO COMPANY

STATEMENT OF CASH FLOWS

FROM MARCH 9, 2017 (DATE OF INCEPTION) THROUGH JUNE 7, 2017

CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$(766,181)
Adjustments to reconcile net loss to net cash used by operating activities:
Realized gain on investment in cryptocurrency	(82,640)
Net change in unrealized appreciation on investment in cryptocurrency	(361,734)
Depreciation	253
Stock based compensation	580,000
Changes in operating assets and liabilities:
Advance receivable	(7,500)
Prepaid expenses	(470,049)
Accounts payable, accrued expenses, and income tax liability	224,689
Net cash flows used by operating activities	(883,162)

CASH FLOWS FROM INVESTING ACTIVITIES
Investment in other asset	(107,000)
Purchases of equipment	(12,309)
Net cash flows used by investing activities	(119,309)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from common stock issuance	2,665,886
Net cash provided by financing activities	2,665,886

Net change in cash and cash equivalents	1,663,415

Cash and cash equivalents, beginning of period	-

Cash and cash equivalents, end of period	$1,663,415

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION

Cash paid for income taxes	$-
Non-cash activities:
Shares of common stock issued in exchange of investment in cryptocurrency	$100,000
Reinvestments in cryptocurrency	$82,640

The accompanying notes are an integral part of these financial statements.

5

The Crypto Company

Notes to Financial Statements

From March 9, 2017 (Date of Inception) through June 7, 2017

NOTE 1 – THE COMPANY

The Crypto Company (the “Company) was incorporated in the State of Nevada on March 9, 2017 (date of inception), and is engaged in the business of advising regarding, investing in, trading and developing proprietary source code for digital assets with diversified exposure to digital asset markets. The Company’s core services include consulting and advising companies regarding investment and trading in the digital asset market and investing in a manner that diversifies exposure to the growing class of digital assets.

Technology - The Company is developing proprietary technology, including trading management and auditing software, tools and processes, to assist both traditional companies, from start-up businesses to well-established companies, and decentralized autonomous organizations with their design protocol and connect such companies and teams to the resources required to operate and/or trade in cryptocurrencies.

Consulting - The Company offers various consulting services to a variety of clients, including advising traditional institutions and decentralized autonomous organizations, who desire to operate or trade in cryptocurrencies and active dialogue with government regulators, lawmakers and industry groups to create responsible regulations that promote the growth of the cryptocurrency market while providing transparency to potential investors.

Media and Ongoing Education - The Company engages in public discourse on an ongoing basis and regularly host roundtable webinars to educate the public about the cryptocurrency market.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of presentation - The Company prepares its financial statements based upon the accrual method of accounting, recognizing income when earned and expenses when incurred. The Company entered into a reverse merger transaction on June 7, 2017. The Company’s financial statements present the balance sheet, results of operations, changes in stockholders’ equity, and cash flows immediately before commencement of the transaction.

Transaction - The transaction on June 7, 2017, included three steps, as follows:

●	Stock Sale - On June 7, 2017, the Company entered into (i) a Share Purchase Agreement (the “Restricted Share Purchase Agreement”) with Croe, Inc. (“Croe”) a public company located in Utah, and John B. Thomas P.C., in its sole capacity as representative for certain shareholders of Croe; and (ii) a Share Purchase Agreement (the “Free Trading Share Purchase Agreement”, and together with the Restricted Share Purchase Agreement, the “Share Purchase Agreements”) with Croe, Uptick Capital, LLC (“Uptick Capital”) and John B. Thomas P.C., in its sole capacity as representative for certain shareholders of Croe. Pursuant to the Share Purchase Agreements, the shareholders of Croe sold an aggregate of 11,235,000 shares of common stock of Croe to the Company for aggregate proceeds of $404,150, including escrow and other transaction related fees to the selling shareholders (the “Stock Sale”).

In the Stock Sale, the Company purchased 10,000,000 shares held by Deborah Thomas, the former Chief Executive Officer, principal accounting and financial officer and director of Croe, representing approximately 88.22% of the outstanding common stock of Croe immediately prior to the Stock Sale, at a price of $0.031 per share, and an aggregate of 1,335,000 shares held by the remaining shareholders of Croe at a price of $0.075 per share.

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The Crypto Company

Notes to Financial Statements

From March 9, 2017 (Date of Inception) through June 7, 2017

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, continued

Also in connection with the Stock Sale, effective as of June 7, 2017, (i) Deborah Thomas resigned as Chief Executive Officer, principal accounting officer and director of Croe and Elliott Polatoff resigned as Secretary and director of Croe; and (ii) Michael Poutre was appointed Chief Executive Officer and sole director, James Gilbert was appointed President and Ron Levy was appointed Chief Operating Officer.

●	Stock Dividend - On June 7, 2017, the Company issued to its shareholders a stock dividend (the “Stock Dividend”) of 10,918,007 shares of common stock of Croe acquired through the Stock Sale, distributed on a pro-rata basis, such that the shareholders of the Company received fifteen shares of common stock of Croe for each share of common stock of the Company held as of June 6, 2017.

As of June 7, 2017, immediately following the consummation of the Stock Sale and the distribution of the Stock Dividend, the Company held 316,993 shares, representing 4.26% of the issued and outstanding shares of common stock of Croe, and the shareholders of the Company, collectively, held 10,918,007 shares, representing 94.40% of the issued and outstanding shares of common stock of Croe.

●	Share Exchange - On June 7, 2017, Croe entered into a Share Exchange Agreement (the “Exchange Agreement”) with Michael Poutre, in his sole capacity as representative for the shareholders of the Company, pursuant to which each issued and outstanding share of common stock of the Company was exchanged for shares of common stock of Croe (the “Share Exchange”), resulting in the aggregate issuance of 7,026,614 shares of common stock of Croe, on a pro-rata basis, as provided on the Exchange Agreement, to the shareholders of the Company, in exchange for 727,867 shares of common stock of the Company.

On June 7, 2017 (the “Transaction Date”), as a result of the Stock Sale, the Stock Dividend and the Share Exchange (collectively the “Transaction”), (i) the Company became a wholly owned subsidiary of Croe; (ii) all of the former shareholders of the Company became shareholders of Croe, on a pro-rata basis.

The Transaction was treated as a reverse acquisition of Croe, and the Company is treated as the acquirer, for financial accounting and reporting purposes, while Croe is treated as the acquired entity. As of the Transaction Date, Croe had no liabilities or obligations.

Immediately following the Stock Exchange, 18,361,614 shares of common stock of Croe were issued and outstanding.

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The Crypto Company

Notes to Financial Statements

From March 9, 2017 (Date of Inception) through June 7, 2017

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, continued

Liquidity - The Company had limited revenues since inception of March 9, 2017 limited to realized gains on investments in cryptocurrency. The Company has raised an aggregate of $2,665,886 in cash from common stock issuances from inception on March 9, 2017 through June 7, 2017, and had $1,663,415 in cash as of June 7, 2017 and working capital of $2,460,649. However, the Company has a limited operating history and its prospects are subject to risks, expenses and uncertainties frequently encountered by early-stage companies. These risks include, but are not limited to, the uncertainties of availability of financing and achieving future profitability and the cryptocurrency market itself and its ability to gain overall market acceptance. Management anticipates that the Company will be dependent, for the near future, on investment capital to fund operating expenses. The Company intends to position itself so that it may be able to raise funds through the capital markets. There can be no assurance that such financing will be available at terms acceptable to the Company, if at all. Failure to generate sufficient cash flows from operations, raise capital or reduce certain discretionary spending could have a material adverse effect on the Company’s ability to achieve its intended business objectives.

Use of Estimates - The preparation of financial statements in conformity with United States Generally Accepted Accounting Principles (“US GAAP”) requires us to make estimates and judgments that affect the reported amounts of assets, liabilities, revenues, and expenses and the related disclosure of contingent assets and liabilities. We base our estimates on historical experience and on various other assumptions that we believe to be reasonable under the circumstances, the results of which form the basis for making judgments about the carrying values of assets and liabilities that are not readily apparent from other sources. The Company’s significant estimates and assumptions include but are not limited to the recoverability and useful lives of long-lived assets, valuation and recoverability of investments, valuation allowances of deferred taxes, and stock-based compensation expenses. Actual results may differ from these estimates. In addition, any change in these estimates or their related assumptions could have an adverse effect on our operating results.

Cash and cash equivalents - The Company defines its cash and cash equivalents to include only cash on hand and investments with original maturities of ninety days or less.

The Company maintains its cash and cash equivalents at financial institutions, the balances of which may, at times, exceed federally insured limits. Management of the Company (“Management”) believes that the risk of loss due to the concentration is minimal.

Equipment - Equipment are recorded at cost and depreciated using the straight line method over the estimated useful life. Normal repairs and maintenance are expensed as incurred. Expenditures that materially adapt, improve, or alter the nature of the underlying assets are capitalized. When equipment are retired or otherwise disposed of, the cost and related accumulated depreciation are removed from the accounts, and the resulting gain or loss is credited or charged to income.

Revenue Recognition - The Company records the realized gain or loss on the investments on a trade date basis. The changes in unrealized appreciation or depreciation on the investments are measured to market on the last day of every month at 11:59 p.m., Pacific Time, based on publicly available cryptocurrency exchanges. The Company classifies investment in cryptocurrency as trading investments. Trading generally reflects active and frequent buying and selling, and is generally used with the objective of generating profits on short-term difference in price.

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The Crypto Company

Notes to Financial Statements

From March 9, 2017 (Date of Inception) through June 7, 2017

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, continued

Fair value measurements - The Company recognizes and discloses the fair value of its assets and liabilities using a hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurements). Each level of input has different levels of subjectivity and difficulty involved in determining fair value.

Level 1	Inputs are unadjusted, quoted prices for identical assets or liabilities in active markets at the measurable date.

Level 2	Inputs, other than quoted prices included in Level 1 that are observable for the asset or liability through corroboration with market data at the measurement date.

Level 3	Unobservable inputs that reflect management’s best estimate of what participants would use in pricing the asset or liability at the measurement date.

The carrying amounts of the Company’s financial assets and liabilities, including cash, accounts payable, and accrued liabilities approximate fair value because of the short maturity of these instruments.

Stock based compensation - The Company accounts for its stock based compensation using the fair value based method. Under this method, the compensation cost is measured at the grant date based on the value of the award and is recognized over the service period, which is usually the vesting period. This guidance establishes standards for the accounting for transactions in which an entity exchanges its equity instruments for goods or services. It also addresses transactions in which an entity incurs liabilities in exchange for goods or services that are based on the fair value of the entity’s equity instruments or that may be settled by the issuance of those equity investments.

Net loss per common share - The Company reports earnings per share (“EPS”) with a dual presentation of basic EPS and diluted EPS. Basic EPS is computed as net income divided by the weighted average of common shares for the period. Diluted EPS reflects the potential dilution that could occur from common shares issued through stock options, or warrants. During the period ended June 7, 2017, the Company had no potentially dilutive common stock equivalents. Therefore, the basic EPS and the diluted EPS are the same.

Investments – Investments are entirely comprised of various cryptocurrencies and are reported at fair value as determined by digital asset market exchanges with realized gains and losses calculated on a trade data basis as the difference between the fair value and cost of cryptocurrencies transferred. The Company recognizes the fair value changes in unrealized appreciation or depreciation on investment through the accompanying statement of operations. As of June 7, 2017, the Company’s investments had a fair value of $544,374. As of June 7, 2017, the Company’s investments include two cryptocurrencies greater than 10% of their total portfolio value, Bitcoin (“BTC”) at 24.67% and Ethereum (“ETH”) at 41.25%.

9

The Crypto Company

Notes to Financial Statements

From March 9, 2017 (Date of Inception) through June 7, 2017

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, continued

Income taxes - Deferred tax assets and liabilities are recognized for expected future consequences of events that have been included in the financial statements or tax returns. Under the asset and liability method, deferred income tax assets and liabilities are determined based on the differences between the financial reporting and tax bases of assets and liabilities and are measured using the currently enacted tax rates and laws. A valuation allowance is provided for the amount of deferred tax assets that, based on available evidence, are not expected to be realized. The provision for income taxes represents the tax payable for the period and the change during the period in deferred tax assets and liabilities.

When tax returns are filed, it is highly certain that some positions taken would be sustained upon examination by the taxing authorities, while others are subject to uncertainty about the merits of the position taken or the amount of the position that would be ultimately sustained. The benefit of a tax position is recognized in the financial statements in the period during which, based on all available evidence, management believes it is more likely than not that the position will be sustained upon examination, including the resolution of appeals or litigation processes, if any. Tax positions taken are not offset or aggregated with other positions. Tax positions that meet the more-likely-than-not recognition threshold are measured as the largest amount of tax benefit that is more than 50 percent likely of being realized upon settlement with the applicable taxing authority. The portion of the benefits associated with tax positions taken that exceeds the amount measured as described above is reflected as a liability for unrecognized tax benefits along with any associated interest and penalties that would be payable to the taxing authorities upon examination.

Impairment of long lived assets - The Company analyzes its long-lived assets for potential impairment. Impairment losses are recorded on long-lived assets when indicators of impairment are present and the undiscounted cash flows estimated to be generated by those assets are less than the net carrying amount of the assets. In such cases, the carrying values of assets to be held and used are adjusted to their estimated fair value, less estimated selling expenses. As of June 7, 2017, the Company recognized no impairment losses on its long-lived assets.

Marketing expense - Marketing expenses are charged to operations, under general and administrative expenses. For the period from inception through June 7, 2017, the Company incurred $6,600 in marketing expenses.

NOTE 3 - FAIR VALUE MEASUREMENTS

The investment in cryptocurrency is classified as a Level 2 asset. The following table summarizes the Company’s investments at fair value as of June 7, 2017:

	Level 1	Level 2	Level 3

Investment in cryptocurrency	$-	$544,374	$-

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The Crypto Company

Notes to Financial Statements

From March 9, 2017 (Date of Inception) through June 7, 2017

NOTE 4 - EQUIPMENT

Equipment as of June 7, 2017 consisted of:

Computer equipment	$12,309
Less accumulated depreciation	(253)

$12,056

NOTE 5 – PREPAID EXPENSES AND OTHER ASSETS

As of March 27, 2017, the Company agreed to fund up to $300,000 to settle outstanding convertible debt of and accounts payable by and on behalf of Rimrock Gold Corp. (“Rimrock”), for the ultimate acquisition of Rimrock, a currently inactive public company located in Las Vegas, Nevada. The Company expects to consummate the acquisition in the fourth quarter of 2017. For the period from inception to June 7, 2017, the Company advanced $107,000 on behalf of Rimrock to settle the aforementioned liabilities. The advances are included in other assets in the accompanying balance sheet as of June 7, 2017.

On June 7, 2017 the Company entered into a reverse acquisition Transaction (described in Note 1) which included the purchase of 11,235,000 shares of common stock of Croe for an aggregate total of $404,150, including escrow and other transactions related fees, in connection with the Stock Sale (described in Note 1). As a result of the Transaction, (i) the Company became a wholly owned subsidiary of Croe; and (ii) all of the former shareholders of the Company became shareholders of Croe, on a pro-rata basis. The acquisition expense of $404,150 is reflected in prepaid expenses on the accompanying balance sheet as these financial statements are presented immediately before the Transaction as described in Note 2.

NOTE 6 - SHAREHOLDERS’ EQUITY

Common stock - On March 9, 2017, the Company issued (i) 125,000 shares of its common stock in exchange for consulting services, valued at $200,000, and (ii) 125,000 shares of its common stock for investments in cryptocurrency, valued at $100,000. The shares were issued in a transaction that was exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(a)(2) of the Securities Act and Regulation D promulgated thereunder inasmuch as the securities were offered and sold solely to accredited investors and the Company did not engage in any form of general solicitation or general advertising in making the offering.

For the period from inception through June 7, 2017, the Company issued 477,867 shares of common stock of the Company for aggregate proceeds of $2,665,886, to fund its operations.

In addition, stock based compensation of $380,000 was recorded based upon 300,000 shares issued to founders at beneficial prices at or near inception.

NOTE 7 - RELATED PARTY TRANSACTION

On March 9, 2017, the Company issued 125,000 shares of common stock of the Company to an employee of the Company, in exchange for an initial investment made in the form of cryptocurrency, valued at $100,000, based on the fair value of the investment on the date of such investment. In addition, based on the fair value of the shares of common stock of the Company at the time of issuance, the Company recorded an additional $100,000 of share based compensation expense related to the transaction.

11

The Crypto Company

Notes to Financial Statements

From March 9, 2017 (Date of Inception) through June 7, 2017

NOTE 7 - RELATED PARTY TRANSACTION, continued

On March 9, 2017, the Company issued 300,000 shares of common stock of the Company to the President of the Company, in exchange for $200,000. In addition, based on the fair value of the shares of common stock of the Company at the time of issuance, the Company recorded an additional $280,000 of share based compensation expense related to the transaction.

On March 9, 2017, the Company issued (i) 125,000 shares of common stock of the Company to Redwood Fund LP (“Redwood”) in exchange for cash of $200,000; and (ii) 125,000 shares of common stock of the Company to Imperial Strategies, LLC (“Imperial Strategies”) in exchange for certain services rendered, valued at $200,000, as of the date of such issuance. Michael Poutre, the Chief Executive Officer of the Company, and Ron Levy, the Chief Operating Officer of the Company, are limited partners of Redwood, and, as a result, had an indirect material interest in the shares owned by Redwood. Mr. Poutre is the sole member of MP2 Ventures, LLC, a member of Imperial Strategies, and, as a result, had an indirect material interest in the shares owned by Imperial Strategies.

NOTE 8 - BASIC AND DILUTED LOSS PER SHARE

The following is a reconciliation of the numerator and denominator of the basic and diluted loss per share computations as of June 7, 2017:

Numerator for basic and diluted loss per share:
Net loss	$(766,181)

Denominator for basic and diluted loss per share:
Weighted average shares (basic)	425,292
Common stock equivalents	-
Weighted average shares (diluted)	425,292

Basic and diluted loss per share:
Basic	$(1.80)
Diluted	$(1.80)

NOTE 9 - PROVISION FOR INCOME TAXES

Income taxes - The components of the provision for income taxes are as follows:

Current:
Federal	$—
State	800
Total current	$800

Deferred:
Federal	$—
State	—
Total deferred	—
Provision for income taxes	$800

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The Crypto Company

Notes to Financial Statements

From March 9, 2017 (Date of Inception) through June 7, 2017

NOTE 9 - PROVISION FOR INCOME TAXES, continued

As of June 7, 2017, the significant components of the Company’s net deferred tax assets were as follows:

Net operating loss carryforwards	$321,600
Unrealized gains on investments in cryptocurrency	(156,000)
165,600
Valuation allowance	(165,600)
$-

During the period from March 9, 2017 (date of inception) to June 7, 2017, the valuation allowance increased by $165,600.

As of June 7, 2017, the Company had net operating losses for Federal and State of California reporting purposes of approximately $750,000, which expire in 2037. The Federal and State of California tax codes provide for restrictive limitations on the annual utilization of net operating losses to offset taxable income when the stock ownership of a company significantly changes, as defined. Utilization of these amounts could be further limited if additional ownership changes occur in the future.

The following is a reconciliation of the amount of income tax expense that would result from applying the statutory federal tax rates to pre-tax loss and the reported amount of income tax expense from the period March 9, 2017 (date of inception) to June 7, 2017.

Tax benefit at federal statutory rate	$(260,230)
Unrealized gains on investments in crypto currency	156,000
State income tax benefit	(60,570)
Increase in valuation allowance	165,600
Income tax expense	$800

NOTE 10 - COMMITMENTS AND CONTINGENCIES

Operating leases - On May 15, 2017, the Company entered into a lease agreement with Gregory Hannley or Soba Living, LLC for the rental of office space. The agreement, which has a term of three months, and month to month thereafter, provides for monthly rent of $6,000, commencing May 15, 2017.

Effective June 7, 2017, upon the close of the Transaction, the Company terminated the sublease agreement between Croe, Inc. and Acadia Properties for the sublease of office space in Draper, Utah.

Legal - From time to time, the Company may become subject to legal proceedings, claims, and litigation arising in the ordinary course of business. The Company is not currently a party to any material legal proceedings, nor is the Company aware of any pending or threatened litigation that would have a material adverse effect on the Company’s business, operating results, cash flows, or financial condition should such litigation be resolved unfavorably.

Indemnities and guarantees - During the normal course of business, the Company has made certain indemnities and guarantees under which it may be required to make payments in relation to certain transactions. These indemnities include certain agreements with the Company’s officers and directors, under which the Company may be required to indemnify such persons for liabilities arising out of their respective relationships. In connection with its facility lease,

13

The Crypto Company, Inc.

Notes to Financial Statements

From March 9, 2017 (Date of Inception) through June 7, 2017

The Company has indemnified the lessor for certain claims arising from the use of the facility. The duration of these indemnities and guarantees varies and, in certain cases, is indefinite. The majority of these indemnities and guarantees do not provide for any limitation of the maximum potential future payments the Company could be obligated to make. Historically, the Company has not been obligated to make significant payments for these obligations and no liabilities have been recorded for these indemnities and guarantees in the accompanying balance sheet.

NOTE 11 – SUBSEQUENT EVENTS

Subsequent events have been evaluated by the Company through August 25, 2017, which is the date these financial statements were issued.

On June 13, 2017, Croe issued to four accredited investors an aggregate of 47,500 shares of common stock of Croe at a purchase price of $2.00 per share for aggregate proceeds of $95,000. The shares were issued in a transaction that was exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(a)(2) of the Securities Act and Regulation D promulgated thereunder inasmuch as the securities were offered and sold solely to accredited investors and the Company did not engage in any form of general solicitation or general advertising in making the offering.

On June 14, 2017, the Company transferred an aggregate of 129,238 shares of common stock of its parent company Croe, held in treasury by the Company, to certain officers and consultants of the Company in exchange for their services in connection with the Transaction, valued at $258,476 based on the fair value of the shares on the measurement date.

On July 21, 2017, the board of directors of Croe, subject to the approval of Croe stockholders, adopted the Croe, Inc. 2017 Equity Incentive Plan and authorized the reservation of 5,000,000 shares of common stock for issuance pursuant to awards granted thereunder.

On July 21, 2017, the board of directors of Croe granted to an employee an option to purchase 150,000 shares of common stock of Croe at a purchase price of $2.00 per share, subject to certain vesting provisions.

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